EXECUTION COPY


                            Non-Competition Agreement
         Between Energy Services Acquisition Corp., S.T. Pipeline, Inc.
                             and Pauletta Sue Shafer


     WHEREAS, Energy Services Acquisition Corp. (the "Company") and Ms. Shafer acknowledge that an essential element to the Company's decision to acquire S.T. Pipeline, Inc. ("STP") is predicated upon her willingness to agree to enter into this non-competition agreement (the "Agreement") and to restrict her activities in accordance with the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

         1. Non-Compete/Confidentiality.

     (a) For a period of two (2) years from the Closing Date of the acquisition of STP by the Company, Ms. Shafer, will not, directly or indirectly, compete in any manner with the Company or STP, including, but not limited to: (i) soliciting any client of the Company or STP to transact business; (ii) transacting business with a competitor of the Company or STP; (iii) interfering or damaging a relationship between the Company or STP and any of their customers; (iv) soliciting an employee of the Company or STP; or (v) selling products similar to the products sold by the Company or STP in their market area. Moreover, Ms. Shafer shall treat as confidential information, all information pertaining to the Company or STP. The parties acknowledge that this Agreement shall not preclude Ms. Shafer from entering into an agreement with another company that does not compete, directly or indirectly with the Company or STP.

     (b) The parties hereto acknowledge that the potential restrictions on Employee's future activities as set forth at Section 1(a) is reasonable in both duration and geographic scope and in all other respects. In the event that the provisions of Section 1(a) should ever be deemed to exceed the duration or geographic limitations or scope permitted by applicable law, then such provisions shall be reformed to the maximum time or geographic limitations or scope, as the case may be, permitted by applicable law, and the parties agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

     (c) The parties acknowledge that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of
Section 1(a) and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and accordingly, each party agrees that in addition to any other rights or remedies which it may have at law or in equity, the non-breaching party would be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain a party from violating any of the provisions of this Agreement. In connection with any action or proceeding for such equitable or injunctive relief, each party hereby waives any claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each such provision of Section 1(a) specifically enforced against a

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violating party, without the necessity of posting bond or other security against the violating party, and consents to the entry of equitable or injunctive relief against the violating party enjoining or restraining any breach or threatened breach of Section 1(a).

     2. Reformation. Each party hereto acknowledges that the potential restrictions on Ms. Shafer's future activities as set forth at Section 1 is reasonable in both duration and geographic scope and in all other respects. In the event that the provisions of Section 1 should ever be deemed to exceed the duration or geographic limitations or scope permitted by applicable law, then such provisions shall be reformed to the maximum time or geographic limitations or scope, as the case may be, permitted by applicable law, and the parties agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

     3. Specific Performance. Each party acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of Section 1 and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and accordingly, each party agrees that in addition to any other rights or remedies which it may have at law or in equity, the non-breaching party would be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain a party from violating any of the provisions of this Agreement. In connection with any action or proceeding for such equitable or injunctive relief, each party hereby waives any claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each such provision of Section 1 specifically enforced against a violating party, without the necessity of posting bond or other security against the violating party, and consents to the entry of equitable or injunctive relief against the violating party enjoining or restraining any breach or threatened breach of Section 1.

4. Miscellaneous.

     (a) Amendment; Waiver. This Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature.

     (b)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts (including by facsimile), each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     (c) Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Illinois, without regard to conflict of law principles.

     (d) Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of West Virginia and, by execution and notice as provided in this Agreement, each party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or

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proceeding by the delivery of notice as provided in this Agreement, such service to become effective upon such delivery.

     (e) Notices. All notices, requests, instructions and other communications to be given hereunder by any party to the other shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail, postage prepaid (return receipt requested), to such party at its address set forth below or such other address as such party may specify to the other party by notice provided in accordance with this
Section 5(e).

                  If to Employer:

                           Energy Services Acquisition Corp.
                           2450 First Avenue
                           Huntington, West Virginia  25703
                           Telephone:  (304) 399-2318
                           Facsimile:

                  with a copy (which shall not constitute notice) to:

                           Alan Schick, Esq.
                           Luse Gorman Pomerenk & Schick, P.C.
                           5335 Wisconsin Avenue, NW, Suite 400
                           Washington, DC 20015
                           Telephone:  (202) 274-2008
                           Facsimile:  (202) 362-2902

                  If to Ms. Shafer:

                           Pauletta Sue Shafer
                           359 Spencer Road
                           Clendenin, West Virginia 25045
                           Telephone:
                           Facsimile:


     (f) Parties In Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors, assigns, estate, heirs, executors, administrators, subsidiaries, affiliated entities, officers, directors, employees, agents, representatives and other legal representatives, as the case may be. Nothing in this Agreement, express or implied, is intended to confer upon any other person, other than parties hereto and their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be, any rights remedies, obligations or liabilities under or by reason of this Agreement.

     (g) Assignment. This Agreement shall not be assigned by law or otherwise without the prior written consent of the other party hereto.

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     (h) Compliance. A party's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right that such party may have hereunder shall not be deemed to be waiver of such provision or right or any other provision or right of this Agreement.

     (i) Captions. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     (j) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity and unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.



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     IN WITNESS WHEREOF, the parties have executed this Agreement on this date.

                                               Energy Services Acquisition Corp.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                               S.T. Pipeline, Inc.

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                               ---------------------------------
                                               Pauletta Sue Shafer